UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Spinnaker ETF Series
__________________________________

(Name of the Registrant as Specified In Its Charter)
__________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule, or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

VECTORSHARES MIN VOL ETF
A series of the Spinnaker ETF Series
116 South Franklin Street
Rocky Mount, NC 27804

[October 2022]

Dear Shareholder:

A special meeting of shareholders of the VectorShares Min Vol ETF (the “Fund”) has been scheduled for [November 15], 2022.  The purpose of the special meeting is for shareholders to approve a new investment advisory agreement between the Spinnaker ETF Series, on behalf of the Fund, and VectorShares, LLC d/b/a VectorWealth.  Please see the enclosed proxy statement for more detailed information.
Your vote counts
Your vote is extremely important.  Please take a few moments to vote your shares, whether or not you plan to attend the meeting. Broadridge, a professional proxy solicitation firm, has been retained to assist the Fund in obtaining shareholder votes.
The enclosed proxy statement provides detailed information about this important proposal.  The special shareholder meeting will be held at [1:00 p.m. Eastern time on [November 15, 2022] at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, NC 27804.
Voting options – it’s your choice – it’s easy and convenient.
•	On the Internet – The website is listed on the enclosed proxy card.
•	By phone – Just call the number listed on the enclosed proxy card.
•	By mail – Simply complete and return the enclosed proxy card/ A postage-paid envelope is enclosed for your convenience.
•	In person – Vote your shares in person at the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, or telephone or by voting in person.
Thank you for your cooperation in voting on this important proposal.

Sincerely,

Katherine M. Honey
President

VECTORSHARES MIN VOL ETF
A series of the Spinnaker ETF Series
116 South Franklin Street
Rocky Mount, North Carolina 27804
1-800-773-3863

____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on [November 15, 2022]
____________________________________________________

[October 12], 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the VectorShares Min Vol ETF, a series of the Spinnaker ETF Series (the “Trust”), will be held on [November 15], 2022 at [1:00 p.m.]. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, for the following purposes:
1.	To approve a new Investment Advisory Agreement between the Spinnaker ETF Series, on behalf of the VectorShares Min Vol ETF, and VectorShares, LLC d/b/a VectorWealth; and
2.	To transact such other business as may properly come before the meeting or any thereof.

In light of the public health and safety concerns regarding COVID-19, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.
The Board of Trustees of the Trust has fixed the close of business on [September 26], 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement(s) or adjournment(s) thereof.

By Order of the Board of Trustees of the Trust,

Katherine M. Honey
President

Rocky Mount, North Carolina
[October 12, 2022]

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).

VECTORSHARES MIN VOL ETF
A series of the Spinnaker ETF Series
116 South Franklin Street
Rocky Mount, North Carolina 27804

_____________________________

PROXY STATEMENT
_____________________________

[October 12], 2022

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of Spinnaker ETF Series (the “Trust”), on behalf of the VectorShares Min Vol ETF (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) to be held on [November 15], 2022 at [1:00 p.m.] Eastern Time, and any and all adjournments thereof,  for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Shareholders of record of the Fund at the close of business on [September 26], 2022 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted “FOR” the Proposal. Unsigned proxies will not be counted as present at the meeting.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by mailing a duly executed proxy bearing a later date, by calling the toll-free telephone number listed under “To vote by Telephone” on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.
Proxies submitted by mail should be sent to [__________________]. A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies may also be submitted via Internet at www.proxyvote.com or via telephone at 1-800-690-6903.

Important Notice Regarding the Availability of Proxy Materials For The Special Shareholder Meeting to Be Held on [November 15], 2022: The proxy statement is available at www.proxyvote.com

I.	PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SPINNAKER ETF SERIES, ON BEHALF OF VECTORSHARES MIN VOL ETF, AND VECTORSHARES, LLC

Background

The solicitation of shareholders on the Proposal is necessitated because of a proposed change in control of VectorShares, LLC d/b/a VectorWealth (“VectorShares”).  Jeffrey Donaldson, a control person and one of the founders of VectorShares intends to enter into an agreement to sell his interest in VectorShares to Absolute Group 1 Limited Liability Company (his interest represents a 26.665% ownership interest in VectorShares), pursuant to a Stock Purchase Agreement (the “Transaction”).  Absolute Group 1 is a Delaware limited liability company 99% owned by Nicolas Koen. The Transaction will result in Mr. Donaldson having no voting interest in VectorShares, and Absolute Group 1 owning a 26.665% voting ownership interest in VectorShares.  Because the Investment Company Act of 1940, as amended (the “1940 Act”) presumptively defines the owners of a greater than 25% voting interest in a company as a control person of that company, the Transaction will result in a change in control of VectorShares, and the termination of VectorShares’ current investment advisory agreement with respect to the Fund (the “Current Agreement”).  The Transaction is expected to close on or about [____], 2022 (the “Closing Date”).
On September 15, 2022, the Board considered and approved VectorShares, as investment adviser to the Fund pursuant to a new Investment Advisory Agreement (the “Proposed Agreement”) between the Spinnaker ETF Series (the “Trust”), on behalf of the VectorShares Min Vol ETF (the “Fund”) and VectorShares subject to shareholder approval. The Current Agreement will terminate on the Closing Date if the Proposed Agreement is approved by shareholders.  As discussed below, the terms of the Current Agreement and the Proposed Agreement are substantively similar.  The change in control of VectorShares is not expected to have any material impact on VectorShares’ business or operations or the day-to-date portfolio management of the Fund. The portfolio managers of the Fund will not change as a result of the Transaction.
Information About the Fund
The Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  VectorShares, located at 707 N. Franklin Street, Floor 3, Tampa, Florida 33602, serves as the Fund’s investment advisor.  Capital Investment Group, Inc. (“CIG”) serves as the principal underwriter and distributor for the Fund.  CIG is located at 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609.  The Fund’s administrator, fund accountant and transfer agent, The Nottingham Company, is located at 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Information About VectorShares
VectorShares is an investment advisory firm registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisors Act of 1940, as amended. VectorShares is responsible for furnishing the investment program for the Fund and managing the investment and reinvestment of the Fund’s assets on an ongoing basis.
VectorShares is a limited liability company formed under the laws of the state of Delaware.  The names, titles, and principal occupations of the principal executive officers of VectorShares as of August 31, 2022 are set forth below. The address for each principal executive officer of VectorShares is 707 N. Franklin Street, Floor 3, Tampa, Florida 33602.

Name	Title	Principal Occupation
FFS Investments, LLC Donald Flagg, Manager of FFS Investments, LLC	Member	General Partner and Portfolio Manager, DFN Management LLC (2016-present); Associate Professor of Finance, University of Tampa (2007-present).
Stage One LLC William Hambley, CEO of Stage One LLC	Member	Consultant, DFN Management LLC (2016-present);
Amol Nirgudkar	Member	General Partner, DFN Management LLC (2016-present);
Jeffrey Donaldson	Member Chief Compliance Officer	General Partner and Portfolio Manager, DFN Management LLC (2016-present); Associate Professor of Finance, University of Tampa (2000-present).

No Trustee of the Fund has any interest in VectorShares or its affiliates.
Terms of Current and Proposed Agreements
A copy of the Proposed Agreement is attached as Attachment A.  The following description is a summary that discusses all relevant and material terms of that agreement.  However, you should refer to Attachment A for the full text of the Proposed Agreement.  There are no differences in the terms of the Proposed Agreement and the current Investment Advisory Agreement (the “Current Agreement”) with respect to the services provided by VectorShares.  The Proposed Agreement does have a lower advisory fee payable to VectorShares than under the Current Agreement.
The Current Agreement was last approved by the Board of Trustees at an organizational meeting held on March 17, 2021 and was last approved by the Fund’s initial shareholder on July 15, 2021.  The Fund commenced operations on July 19, 2021.
Services Rendered by the Investment Advisor to the Fund.  Both the Proposed Agreement and the Current Agreement require VectorShares to: i) manage the investment and reinvestment of the assets of the Fund; ii) continuously review, supervise, and administer the investment program of the Fund; iii) determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund; iv) provide the Trust with records concerning VectorShares’ activities under the agreement which the Trust is required to maintain; v) render regular reports to the Trust’s trustees and officers concerning VectorShares’ discharge of the foregoing responsibilities; and vi) perform such other services as agreed by VectorShares and the Trust from time to time.

Management Fee.  The management fee under the Proposed Agreement is lower than the management fee under the Current Agreement.  The Current Agreement provides that VectorShares shall receive an investment advisory fee from the Fund equal to 0.90% of the average daily net assets of the Fund. The Proposed Agreement provides that VectorShares shall receive an investment advisory fee from the Fund equal to 0.85% of the average daily net assets of the Fund. The advisory fee paid by the Fund to VectorShares during the fiscal year ended March 31, 2022, as a percentage of the Fund’s average daily net assets, was 0.33% (after waiver).
Duration and Termination.  Subject to requisite Board and/or shareholder approvals required by the 1940 Act, both the Proposed Agreement and the Current Agreement provide that they will remain in effect for two years from their respective effective dates and from year to year thereafter provided such continuance is approved at least annual by a majority of trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Both the Proposed Agreement and the Current Agreement are terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by VectorShares. Both the Proposed Agreement and the Current Agreement provide that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Payment of Expenses.  Under both the Proposed Agreement and the Current Agreement, VectorShares agrees, at its own expense, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided.  Except to the extent expressly assumed by VectorShares and except to the extent required by law to be paid by VectorShares, the Trust shall pay all costs and expenses in connection with its operation.  VectorShares also has proposed an expense limitation agreement with the Fund (the “New Expense Limitation Agreement”) with the same terms as the current expense limitation agreement with the Fund (the “Current Expense Limitation Agreement”) except that the operating expense limit will be lower under the New Expense Limitation Agreement than it is under the Current Expense Limitation Agreement.  VectorShares has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.95% of the average daily net assets of the Fund under the New Expense Limitation Agreement and to not more than 1.10% of the average daily net assets of the Fund under the Current Expense Limitation Agreement.
Limitation of Liability and Indemnification.  Both the Proposed Agreement and the Current Agreement provide that VectorShares is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of VectorShares in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreements.
Board Approval and Recommendation
At a meeting of the Board of Trustees on September 15, 2022, the Board of Trustees, including the Independent Trustees (each of whom is not an “interested person,” as defined under the 1940 Act) considered whether to approve the Proposed Agreement for the Fund. In considering whether to approve the Proposed Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by VectorShares; (2) the investment performance of the Fund and VectorShares; (3) the costs of the services to be provided and profits to be realized by VectorShares and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) VectorShares’ practices regarding brokerage and portfolio transactions; and (6) VectorShares’ practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the Current Agreement and the Proposed Agreement; a memorandum from VectorShares to the Trustees explaining the rationale for the Proposed Agreement; and a memorandum from the Fund’s legal counsel explaining the duties of the Trustees in reviewing the Proposed Agreement. The memorandum from VectorShares to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees’ review of VectorShares’ compliance program included a review of VectorShares’ written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other funds with strategies similar to the Fund.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed New Agreement, including the types of information and factors that should be considered in order to make an informed decision.
In deciding on whether to approve the Proposed Agreement, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of VectorShares under the Proposed Agreement.  The Trustees reviewed the services to be provided by VectorShares to the Fund including, without limitation, the quality of its investment advisory services; assuring compliance with the investment objectives, policies and limitations; and its coordination of services among the service providers.  The Trustees evaluated: VectorShares’ staffing, personnel, and methods of operating; the education and experience of VectorShares’ personnel; VectorShares’ compliance program; and VectorShares’ financial condition.  The Trustees noted that Will Hambley had replaced Jeff Donaldson as a Co-Portfolio Manager on the Fund effective August 1, 2022, and Nicolas Koen planned to replace Jeff Donaldson as the Chief Compliance Officer of VectorShares effective October 1, 2022.
After reviewing the foregoing information and further information in the memorandum from VectorShares (e.g., descriptions of the VectorShares’ business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by VectorShares were satisfactory and adequate.

(ii)
Performance.  The compared the performance of the Fund with the performance of  comparable funds with similar strategies managed by other investment advisers as well as a comparable account managed by VectorShares, the Fund’s benchmark index, and applicable other peer group data (e.g., Lipper peer group average).  The Trustees noted that the Fund had outperformed the peer group average and benchmark index since inception but had underperformed the category average and a similar account managed by VectorShares.  The Trustees considered VectorShares’ explanation that there was no category that aligns well with the Fund’s strategy, and that similar account managed by VectorShares was more conservative and had less exposure to equities than the Fund.  After further discussion, the Trustees considered the experience of the personnel of VectorShares and determined that the performance was satisfactory.

(iii)
Fees and Expenses. The Trustees compared the advisory fee and expense ratio of the Fund to other comparable funds.  The Board noted that the management fee and expense ratios were lower than the category average but higher than the peer group average.  However, the management fee and expense ratios were within the range of fees charged in the peer group. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to VectorShares were fair and reasonable in relation to the nature and quality of the services to be provided by VectorShares and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability.  The Board reviewed VectorShares’ profitability analysis in connection with its management of the Fund.  It was noted that VectorShares expected to be profitable over the first 12 months of managing the Fund with an increase in the expected profit in the second 12 months of managing the Fund.

(v)
Economies of Scale.  The Trustees noted that the Fund would not immediately realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would remain the same regardless of the Fund’s asset levels.   It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having requested and received such information from VectorShares as the Trustees believed to be reasonably necessary to evaluate the terms of the Proposed Agreement, and as assisted by the advice of counsel, the Board of Trustees, including the Independent Trustees, approved the Proposed Agreement and voted to recommend the Proposed Agreement to the shareholders of the Fund for approval.
For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the Proposal to approve the Proposed Agreement with VectorShares.

II.	PROPOSAL 2 - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

OTHER INFORMATION
Voting Securities
Only shareholders of record at the close of business on [September 26], 2022 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting.  On the Record Date, the Fund had [______] shares outstanding.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent (5%) of the Fund.  As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
[___]	[____] Shares	[____]%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940.   Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

VOTING INFORMATION
Proxies and Voting at the Special Meeting
Shareholders may vote in the following ways:
•	On the Internet
•	By phone

•	By mail
•	In person

Proxies may be submitted via Internet at www.proxyvote.com or via telephone at 1-800-690-6903.  Proxies may also be submitted by mail to [__________________]. A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy card for your convenience.  Shareholders may also vote in person.
Quorum
The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.  By voting for the Proposal, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Meeting to obtain a quorum.
Vote Required to Pass the Proposals
In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.
If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by mailing a duly executed proxy bearing a later date, by calling the toll-free telephone number listed under “To vote by Telephone” on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.
Proxy Solicitation; Expenses
The Fund’s Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone or electronic mail, or personal interview conducted by certain officers or employees of the Fund and VectorShares without additional compensation or, if necessary, a commercial firm retained for this purpose. VectorShares will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. VectorShares estimates that they will spend approximately $[58,000] in total costs for soliciting shareholder proxies by engaging Broadridge to provide proxy solicitation services on behalf of the Trust
Annual Report
The Fund’s Annual Report for the fiscal year ended March 31, 2022, including audited financial statements, was mailed to shareholders of record on or about [May 27, 2022]. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request by writing to the Fund, c/o Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.

ATTACHMENT A

INVESTMENT ADVISORY AGREEMENT
THIS INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made and entered into as of the ___day of _____________, 2022, by and between SPINNAKER ETF SERIES, a Delaware statutory trust (the “Trust”), on behalf of its series, VectorShares Min Vol ETF (the “Fund”), and VECTORSHARES, LLC, a Delaware limited liability company (the “Advisor”), located at 707 N. Franklin Street, Unit 3, Tampa, Florida 33602.
WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the “Act”); and
WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 and engages in the business of asset management; and
WHEREAS, the Trust desires to retain the Advisor to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth, and the Advisor is willing to furnish such services;
NOW, THEREFORE, the parties hereto agree as follows:
1.	APPOINTMENT OF THE ADVISOR
The Trust appoints the Advisor as investment advisor to the Fund, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.
2.	OBLIGATIONS OF THE ADVISOR
Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for the Fund.
(a) Services.  The Advisor agrees to perform the following services for the Fund:
i.	Manage the investment and reinvestment of the assets of the Fund;
ii.	Continuously review, supervise, and administer the investment program of the Fund;
iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;
iv.	Provide the Trust with records concerning the Advisor’s activities under this Agreement which the Trust is required to maintain;
v.	Render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities; and
vi.	Perform such other services as agreed by the Advisor and the Trust from time to time.
The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b) Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.
(c) Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.
(d) Books and Records.  All books and records prepared and maintained by the Advisor for the Fund under this Agreement shall be the property of the Trust and, upon request, the Advisor shall surrender to the Trust such of the books and records so requested.
(e) Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.
(f) Code of Ethics.   The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-l) from violating the code.
3.	COMPENSATION
The Fund will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of the Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.
4.	STATUS OF ADVISOR
The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby; provided, however, that without providing written notice to the Trust’s Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of the Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	RETENTION OF SUB-ADVISOR
Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisors, at the Advisor’s own cost and expense, for the purpose of managing the investments of the assets of the Fund. Retention of one or more sub-advisors shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-advisor in connection with the performance of the Advisor’s duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.
Any liability of the Advisor to the Fund shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Fund individually but are binding only upon the assets and property of the Fund and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.
8.	REPRESENTATIONS AND WARRANTIES
(a) Advisor’s Representations.  The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of North Carolina and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.
(b) Trust’s Representations.   The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; and (iii) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL
The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days’ notice is not possible.

10.	DURATION AND TERMINATION
This Agreement shall remain in effect for an initial term of two years from the effective date of the agreement, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:
(a) The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Trust;
(b) This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and
(c) The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice to the Trust.
(d) The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.
11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT
(a) Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).
(b) Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.
12.	MISCELLANEOUS
(a) Headings.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(b) Use of Names.   The Trust acknowledges that all rights to the name “VectorShares, LLC” belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.
(c) Severability.   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.
(d) Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.
REPRESENTATION OF SIGNATORIES.  The undersigned expressly warrant and represent that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

SPINNAKER ETF SERIES

By: ____________________________________

VECTORSHARES, LLC

By: _____________________________________

INVESTMENT ADVISORY AGREEMENT

Appendix A
COMPENSATION SCHEDULE

For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of the Fund as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Trust determined in the manner described in the Trust’s Prospectus and Statement of Additional Information.

INVESTMENT ADVISORY FEE
VectorShares Min Vol ETF	0.85%

SPINNAKER ETF SERIES

By: ____________________________________

VECTORSHARES, LLC

By: _____________________________________

NOTTINGHAM C/O VECTORSHARES 116 S FRANKLIN STREET, PO BOX 69 ROCKY MOUNT, NC 27802-0069	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D90714-S52523	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:
				For	Against	Abstain
1.	Approval of a new Investment Advisory Agreement between the Spinnaker ETF Series, on behalf of the VectorShares Min Vol ETF, and VectorShares, LLC d/b/a VectorWealth.			☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D90715-S52523

The undersigned hereby appoints Katherine M. Honey and Tracie A. Coop, and each of them, the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2022 Special Meeting of Shareholders of the Fund to be held at 1:00 p.m. Eastern time, on November 15, 2022, at the offices of the Fund’s administrator, 116 South Franklin Street, Rocky Mount, North Carolina 27804 or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgement.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR. Please refer to the Proxy Statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.